EXHIBIT 10.1

AMENDMENT NO. 3 TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT (this “Amendment”), is entered into as of December 18, 2015, by and among OVERLAND STORAGE, INC., a California corporation (“US Borrower”), TANDBERG DATA GMBH, a limited liability company organized under the laws of Germany (“German Borrower”), SPHERE 3D CORP., an Ontario corporation (formerly known as Sphere 3D Corporation) (“Canadian Borrower” and together with US Borrower and German Borrower, collectively, the “Borrowers”), the Guarantors signatory hereto and SILICON VALLEY BANK, a California corporation (“Bank”).
RECITALS

A.Bank and Borrowers have entered into to that certain Amended and Restated Loan and Security Agreement, dated as of March 19, 2014 (as amended, amended and restated, supplemented, restructured or otherwise modified, renewed or replaced from time to time, the “Loan Agreement”), pursuant to which Bank has extended and will make available to Borrowers certain advances of money;

B.Borrowers desire that Bank amend the Loan Agreement upon the terms and conditions fully set forth herein; and

C.Subject to the representations and warranties of the Borrowers herein and upon the terms and conditions set forth in this Amendment, Bank is willing to so amend the Loan Agreement.
AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1DEFINED TERMS. All capitalized terms not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

2	AMENDMENTS TO LOAN AGREEMENT

2.1    Article 6 (Affirmative Covenants). Article 6 of the Loan Agreement is hereby amended by adding new Section 6.14 (Required Equity and Subordinated Debt) as follows:

Section 6.14 (Required Equity and Subordinated Debt). On or before December 23, 2015, provide Bank with evidence of receipt by any Borrower of no less than the sum of (a) $5,000,000 in gross cash proceeds from an Equity Issuance by Canadian Borrower plus (b) $5,000,000 in net cash proceeds from a draw under the Cyrus Credit Agreement.

2.2	Section 13.1 (Definitions). A new definition of “Equity Issuance” is hereby added to Section
13.1 of the Loan Agreement in the appropriate alphabetical order as follows:

“Equity Issuance” means, any issuance by any Borrower, any Guarantor or any Subsidiary to any Person of its equity interests, other than (a) any issuance of its equity interests pursuant to the exercise of options or warrants, (b) any issuance of its equity interests pursuant to the conversion of any debt securities to equity or the conversion of any class of equity securities to any other class of equity securities, and (c) any issuance of options or warrants relating to its equity interests.
LIMITATION. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a forbearance, waiver or modification of any other term or condition of the loan agreement, the consent and waiver or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; (b) to be a consent to any future amendment or modification, forbearance or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof; or (c) to limit or impair Bank’s right to demand strict performance of all terms and covenants as of any date. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

4REPRESENTATIONS AND WARRANTIES. To induce Bank to enter into this Amendment, each Borrower hereby represents and warrants to Bank as follows:

4.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true, accurate and complete in all material respects as of such date), and (b) no Event of Default has occurred and is continuing;

4.2    The Borrowers have the power and authority to execute and deliver this Amendment and to perform their obligations under the Loan Agreement, as amended by this Amendment;

4.3    The organizational documents of the Borrowers delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4    The execution and delivery by the Borrowers of this Amendment and the performance by the Borrowers of their obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5    The execution and delivery by the Borrowers of this Amendment and the performance by the Borrowers of their obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting any Borrower, (b) any contractual restriction with a Person binding on any Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on any Borrower, or (d) the organizational documents of any Borrower;

4.6    The execution and delivery by the Borrowers of this Amendment and the performance by the Borrowers of their obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on the Borrowers, except as already has been obtained or made or except for any filing, recording, or registration required by the Securities Exchange Act of 1934; and
4.7    This Amendment has been duly executed and delivered by the Borrowers and is the binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

5.1    Amendment. The Borrowers shall have duly executed and delivered this Amendment to Bank;

5.2    Payment of Bank Expenses. The Borrowers shall have paid all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment.

6COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this amendment.

7	LOAN DOCUMENT. This Amendment is a Loan Document.

8INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to the Borrowers shall remain in full force and effect.

9GOVERNING LAW; VENUE. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Each Borrower and Bank each submit to the exclusive jurisdiction of the state and federal courts in Santa Clara County, California

10RATIFICATION. EFFECTIVE. As of the Effective Date, each Borrower and each Guarantor hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement and the other Loan Documents to which it is a party, in each case, as amended hereby.

11REAFFIRMATION. Each of the undersigned Guarantors consent to the amendments to the Loan Agreement. Although the undersigned Guarantors have been informed of the matters set forth herein with respect to the Loan Agreement and have consented to the same, each Guarantor understands that Bank has no obligation to inform it of such matters in the future or seek its acknowledgement or agreement to future consents or amendments of the Loan Agreement and nothing herein shall create such a duty.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.
BORROWERS:

OVERLAND STORAGE, INC.,
a California corporation

By:    /s/ Kurt Kalbfleisch
Name: Kurt Kalbfleisch

    Title: Chief Financial Officer

TANDBERG DATA GMBH,
a limited liability company organized under the laws of Germany

By:    /s/ Kurt Kalbfleisch
Name: Kurt Kalbfleisch
    Title: Geschaftsfuhrer

SPHERE 3D CORP.,
an Ontario corporation

By:    /s/ Kurt Kalbfleisch
Name: Kurt Kalbfleisch
    Title: Chief Financial Officer

GUARANTORS:

TANDBERG DATA HOLDINGS S.À R.L., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg

By:    /s/ Kurt Kalbfleisch
Name: Kurt Kalbfleisch
    Title: Director

By:
Name:
    Title:

SPHERE 3D INC.,
a corporation organized under the laws of Canada

By:    /s/ Kurt Kalbfleisch
Name: Kurt Kalbfleisch
    Title: Chief Financial Officer
FROSTCAT TECHNOLOGIES INC.,
a corporation organized under the laws of Canada

By:    /s/ Kurt Kalbfleisch
Name: Kurt Kalbfleisch
    Title: Chief Financial Officer

V3 SYSTEMS HOLDINGS, INC.,
a Delaware corporation

By:    /s/ Kurt Kalbfleisch
Name: Kurt Kalbfleisch
    Title: Chief Financial Officer

SILICON VALLEY BANK

By:    /s/ Justin Mauch
Name:    Justin Mauch    Title:    Vice President